UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2009

XELR8 HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50875	84-1575085
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

480 South Holly Street
Denver, CO 80246
(Address of principal executive offices, including zip code)

(303) 316-8577
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective December 17, 2009, John B. McCandless, a member of the Company’s Board of Directors since February 2004, has resigned from the Board for personal reasons.  There were no disagreements between the Company and Mr. McCandless on any matters involving accounting policies or practices, or any other matter.

            A copy of Mr. McCandless’ resignation notification is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: December 18, 2009	XELR8 HOLDINGS, INC.
By: /s/ Daniel W. Rumsey Daniel W. Rumsey Interim Chief Executive Officer